Basic and diluted loss per share	12 Months Ended
Dec. 31, 2022
Basic and diluted loss per share

9. Basic and diluted loss per share

	Year ended December 31,	Year ended December 31,	Year ended December 31,
	2022	2021	2020
	£	£	£
Loss for the year	(1,389,706)	(13,575,925)	(5,457,916)
Basic and diluted weighted average number of shares outstanding(1)	687,199	390,585	378,481

Basic and diluted loss per share	(2.02)	(34.76)	(14.42)

(1)	On November 18, 2022, TC BioPharm (Holdings) plc completed a reverse stock split of one (1) new share for every fifty (50) existing shares effective November 21, 2022. As a result of the share split, all references in these financial statements and accompanying notes to units of ordinary shares or per share amounts are reflective of the reverse share split for all periods presented. In addition, the exercise prices and the numbers of ordinary shares issuable upon the exercise of any outstanding options to purchase ordinary shares were proportionally adjusted pursuant to the respective anti-dilution terms of the share-based payment plans.

Basic loss per share is calculated by dividing the loss for the year attributable to the equity holders of the Company by the weighted average number of shares outstanding during the year.

The dilutive effect of potential shares through equity settled transactions were considered to be anti-dilutive as they would have decreased the loss per share and were therefore excluded from the calculation of diluted loss per share.